UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                                SECURITIES EXCHANGE ACT OF 1934

                                    Date of Report (Date of Earliest Event Reported):
June 25, 2010

The Savannah Bancorp, Inc.
                                     (Exact Name of Registrant as Specified in Charter)

             Georgia                                                                      0-18560                                                           58-1861820
(State  of  Incorporation)                                        (SEC File No.)                                          (Tax ID No.)

25 Bull Street, Savannah, GA 31401
(Address of Principal Executive Offices, including Zip Code)

912-629-6486
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
The information provided under Item 2.01 “Completion of  Acquisition or Disposition of Assets” is incorporated herein by reference.

Item 2.01   Completion of Acquisition or Disposition of Assets.
On June 25,  2010, The Savannah Bank, N.A. (the “Bank”), the wholly owned subsidiary of  The Savannah Bancorp, Inc. (the “Company”), entered into a Purchase and Assumption Agreement (the “Agreement”) with the Federal Deposit Insurance Corporation (the “FDIC”), as Receiver of First National Bank, Savannah, Georgia (“First National”), and the FDIC acting in its corporate capacity, pursuant to which the Bank acquired certain assets, and assumed substantially all of the deposits and certain liabilities, of First National (“the Acquisition”).  Under the terms of the Agreement, the Bank acquired approximately $42 million in assets at market value, consisting primarily of cash and due from accounts and substantially all investment securities.  The Bank has an option to purchase loans and certain property and equipment of First National from the FDIC.  The Bank also assumed approximately $216 million in liabilities, including approximately $201 million in customer deposits. The deposits were acquired at a premium of 0.11%.  In connection with closing the Acquisition, the Bank received a cash payment from the FDIC totaling $174 million, based on the differential between liabilities assumed and assets acquired, taking into account the deposit premium.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement and certain exhibits attached thereto, a copy of which is attached as Exhibit 2.1 and incorporated herein by reference.

Item 8.01    Other Events
On June 25, 2010, the Company issued a press release announcing the Acquisition.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

To the extent that financial statements are required by this Item, such financial statements will be filed by amendment to this Current Report no later than September 10, 2010.

(d)	Exhibits

2.1
Purchase and Assumption Agreement-All Deposits among the Federal Deposit Insurance Corporation, Receiver of First National Bank, Savannah, Georgia, The Savannah Bank, N.A. and Federal Deposit Insurance Corporation acting in its corporate capacity dated as of June 25, 2010.

         99.1 Press release dated June 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 THE SAVANNAH BANCORP, INC.

By:    /s/ Michael W. Harden, Jr.
          Michael W. Harden, Jr.
          Chief Financial Officer

Date: July 1, 2010